CELEBRATING 25 YEARS

Colonial BancGroup℠

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Exhibit 99.1 KBW Regional Bank Conference February 28, 2007

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Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to BancGroup (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at
www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2007 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• the impact of recent and future federal and state regulatory changes;
• current or future litigation, regulatory investigations, proceedings or inquiries;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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$22.8 Billion in Assets with 305 Branches
Top 30
*
U.S. Commercial Bank
Proven Community Banking Philosophy with Regional Bank
Management and Local Boards of Directors
Top 5 Market Share in 83% of Deposit Franchise
Consistent Earnings Per Share Growth – 5 year CAGR 10%
Forbes
Platinum 400 List of Best Large Companies in America
Overview
*Source:  SNL Financial

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69%
1
of Colonial’s Deposits are in three of the four fastest growing states in the U.S* - Florida, Georgia and Nevada
Branches, Assets and Deposits by State at 12/31/06 are as follows:
In the Right Places
$22.8 Billion in Assets $16 Billion in Deposits
1 At 12/31/06
*Population change from 2000-2005
Source: US Census Bureau
305 Branches
NV
15
TX
14
FL
166
GA
18
AL
92
FL
59%
AL
24%
TX
4%
GA
5%
NV
5%
Corp
3%
FL
56%
Corp
10%
GA
6%
AL
18%
TX
6%
NV
4%

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Superior Projected Population Growth
2006 - 2011 Population Growth
Colonial BancGroup, Inc. 11.92%
SunTrust Banks, Inc. 10.50
South Financial Group, Inc. 9.90
Compass Bancshares, Inc. 9.88
Synovus Financial Corp. 8.99
Wachovia Corporation 8.61
BB&T Corporation 7.94
Whitney Holding Corporation 7.38
Bank of America Corporation 6.79
Regions Financial Corporation 6.69
Trustmark Corporation 5.21
BancorpSouth, Inc. 4.80
First Horizon National Corporation 4.42
Fifth Third Bancorp 4.30
Median 7.66%
Low 4.30
High 11.92
Source: SNL Financial.
Deposit data as of 6/30/06.
Population growth deposit weighted by county.

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Florida, now the 4
th
most populous state in the U.S. with 18 million
people, is projected to pass New York in total population by 2011*
5
th
largest commercial bank in Florida
Florida at 12/31/06 and Pro Forma with Commercial
2
:
Strong loan and deposit growth
• Loans grew 7%
1
from 12/31/05
• Average organic deposit growth for 2006 was 13% over 2005
Aggressive De Novo Branching Strategy
• Plan to open 15-25 branches over the next two years
Florida Franchise
*Source: SNL Financial
1 Excluding Mortgage Warehouse Lending
2 On January 23, 2007, Colonial signed a definitive agreement to acquire Commercial Bankshares, Inc.
Branches Assets Deposits
Colonial 166 54% $12.8 B 56% $9.4 B 59%
Colonial/Commercial 180 56% $13.8 B 57% $10.2 B 60%

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Deposit Market Share
(June 2006 FDIC balances)
10.74%
-2.50%
-2.70%
-7.75%
-3.35%
% Change from
6/30/05
35
5
5
4
3
2
1
Rank #
0.24%
Commercial
2.68%
Colonial
2.92% Colonial/Commercial
2
5.07% Regions
9.73% SunTrust
19.08% B of A
19.92% Wachovia
Florida
2 On January 23, 2007, Colonial signed a definitive agreement to acquire Commercial Bankshares, Inc.

Florida Franchise and Current Population

CENTRAL FLORIDA
Assets = $3.4 Billion
Deposits = $3.1 Billion
60 Branches
MORTGAGE WHSE.
Assets = $2.5 Billion
Deposits = $489 Million
PANHANDLE
Assets = $381 Million
Deposits = $49 Million
2 Branches
SOUTH FLORIDA
Assets = $3.4 Billion
Deposits = $3.0 Billion
48 Branches
FLORIDA WEST COAST
Assets = $3.1 Billion
Deposits = $2.8 Billion
56 Branches
Atlantic Ocean
Gulf of Mexico
THE BAHAMAS
Current Population
2,500,000
500,000
100,000

Current Branches — Planned Branches — Commercial Bank Branches

8

* *

Sanger
Pilot Point
Celina
Anna
TEXAS
Krum
DENTON
Decatur
Denton
McKinney
Corinth
Frisco
Farmersville
Greenvi
Argyle
Highland Village
The Colony
Allen
Boyd
Justin
Flower Mound
Lucas
Wylie
Caddo Mills
Plano
Lewisville
Briar
Trophy Club
Carrollton
Richardson
Reno
TARRANT
Royse City
Quinlan
Addison
Azle
Pelican Bay
Keller
Grapevine
Rowlett
Garland
ROCKWALL
Colleyville
University Park
Heath
North Richland Hills
Sansom Park
River Oaks
Hurst
Haltom City
Grand Prairie
Dallas
Mesquite
Forney
Terrell
Fort Worth
Pantego
Arlington
Cockrell Hill
Balch Springs
Benbrook
Edgecliff Village
Duncanville
DALLAS
Crowley
Everman
Cedar Hill
DeSoto
Hutchins
Burleson
Mansfield
Lancaster
Combi
JOHNSON
Midlothian
Ovilla
Oak Leaf
Ferris
ELLIS
Joshua
Keene
Palmer
Waxahachie
Boerne
Fair Oaks Ranch
BEXAR
Mico
Helotes
Balcones Heights
Olmos Park
San Antonio
St. Hedwig
China Grove
La Vernia
Lytle
Von Ormy
Calavaras Lake
Stockdale
Natalia
Somerset
WILSON
Floresville
Devine
Poth
Poteet
Salado
Holland
Florence
Bartlett
Buckholts
Burnet
Granger
Davilla
Bertram
Rockdale
Kingsland
Georgetown
Leander
Hutto
Thrall
Thorndale
Cedar Park
Taylor
Round Rock
Lexington
Jollyville
Manor
Elgin
Rollingwood
Del Valle
Paige
Austin
Garfield
Giddings
Manchaca
Bastrop
Wimberley
Kyle
Cedar Creek
Smithville
San Marcos
Lockhart
Canyon Lake Forest
Lagrange
New Braunfels

Current Branches Planned Branches 10 to 12 in Dallas/Austin in next 3 to 4 years 6 in San Antonio Texas Franchise Texas Assets = $1.4 billion Deposits = $722 million 14 Branches 9

Nixon
Pah Pah
Range
Wadsworth
Carson
Stillwater Wildlife
Management Area
395
Sun Valley
Sparks
80
Fernley
Alt
50
95
Virginia
Range
Silver
Springs
Fallon
Hidden Cave
50
New
Washoe
City
Virginia City
Dayton
Carson Lake
Carson City
Pine Nut Mountains
Walker
Walker River
Indian
Reservation
Genoa
Minden
Yerington
Schurz
South
Lake
Tahoe
West
Walker
395

C L A R K
N V A D A
15
Bus
95
573
612
Gypsum
95
North Las
Vegas
Sunrise
Manor
147
595
Las Vegas
Spring
Valley
Winchester
East Las
Vegas
593
Paradise
564
215
582
Henderson
M o j a v e
D e s e r t
146
515
McCullough

Current Branches Planned Branches 10 to 15 in Las Vegas/ Reno in next 3 years Nevada Assets = $966 million Deposits = $750 million 15 Branches Nevada Franchise 10

Retail Banking

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2006 Key Initiatives:
• Non-time Deposit Growth
Promote consumer checking and business
banking products
• Noninterest Income Growth
Target deposit service charges and lines of
business revenues
• Enhanced Consumer Services
Image functionality added to online banking
services, Free Bill Pay
• Business Banking
Increase in business banking checking
openings and loan production
• Strategic Marketing Plan
Improve mix and frequency of marketing
channels
Results*:
• 22% increase in noninterest bearing checking
accounts opened
• 10% growth in retail service charges
• 11% growth in mortgage fee income
• 7%   growth in financial planning revenue
• 99.5% of customers converted to imaged statements
• Check images and customer statements available online
• “Paperless” option launch to online banking customers
• Online banking penetration increased from 38% of total DDAs to
45%
• 136% increase in business banking loan production
• 41% increase in business checking account production
• 12% lift in Free Checking accounts due to direct mail campaigns
• Targeted segmentation for Free Checking direct mail response rates increased over 300% with a 75% savings in average
account acquisition cost**
Retail Banking
*YTD 12/06 Compared to YTD 12/05
**Q306 Compared to Q106

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2007 Retail Growth Initiatives
NON-TIME DEPOSIT GROWTH
Key Initiatives:
• New Products
•
Remote Deposit Capture
•
Title Company Checking
•
Enhance Free Checking offering with bundled product approach and innovative rewards program
• Advanced Sales Culture
•
Quarterly campaigns focus on low-cost deposit growth
•
Additional emphasis of commercial and business banking compensation on low-cost deposits
•
Launching new corporate sales training program
NON-INTEREST INCOME GROWTH
Key Initiatives:
• Retail Service Charges
•
Focus on household checking account growth
•
Increase debit card penetration in consumer and business banking households
• Financial Planning
•
Aligned reporting structure with Treasury Management, Business Banking and Mortgage
•
Unified sales approach with Retail sales teams
•
Additional resources and lines of business restructure
• Mortgage Banking
•
Continue production shift to secondary markets
•
Expand production in growth markets
10% INCREASE IN NONINTEREST BEARING CHECKING
ACCOUNTS
25% OF REVENUE FROM FEE-BASED SERVICES’
Retail Banking

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Aligned our products/services, sales tracking and compensation plans with measurable results that deliver growth in low-cost deposits
Continue positive momentum toward achieving 25% growth in revenue in fee-based services through:
•
Double-digit growth in consumer and business banking households
•
Shared synergies in sales approach between regional executives and line of business executives
Unite the Colonial franchise in all markets under one consistent brand message, encompassing all lines of business, and maximizing the marketing and advertising investment across the diverse markets
Continue to maximize strategic multi-channel marketing initiatives to expand cross-sell opportunities and increase products and services per household
Adding Value to the Franchise
Retail Banking

Corporate Marketing

Colonial BancGroup

Brand Ads and Collateral

There's This Bank
that acts like
A Diner

There's This Bank
that acts like
A Barber Shop

There's This Bank
that acts like
A Hardware Store

There's This Bank
that acts like
A Bakery

There's This Bank
that feels like
A Front Porch

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15 13

Corporate Marketing

Colonial BancGroup

E-Statement Campaign

“Honey, have you seen our bank statement?”
Do You Know Where Your Statement Is?
EXPERIENCE THE E-STATEMENT ADVANTAGE
No more searching for lost statements. No more shredding the old ones.
Secure Access • Anytime • Anywhere
Go paperless today!
For more information contact your Colonial Bank representative or visit us online at www.colonialbank.com.
COLONIAL BANK, N.A.
Member FDIC

Direct Mail

F_ee Checking
“R” CHANGES EVERYTHING
Colonial Free Checking
COLONIAL BANK
COLONIAL BANK
F_ee Checking
The Value of “R”
“R” is the most important letter in “Free.” The “R” in Colonial Free Checking means you don't pay high fees or hidden costs to enjoy a great checking account.
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16

Financial Highlights

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18 $0.40 $0.43 4Q05 4Q06 $1.06 $1.26 $1.16 $1.31 $1.52 $1.72 2001 2002 2003 2004 2005 2006 (diluted) Consistent Earnings Per Share Growth 5 Year CAGR = 10% 2001 - 2006 19% (8)% 13% 16% 13% 8%

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$422
$455
$495
$567
$709
$755
$187
$184
2001 2002 2003 2004 2005 2006 4Q05 4Q06
Net Interest Income
($ in millions)
8%
9%
15%
25%
3 Year CAGR = 15%
2003 - 2006
79%
6%
3.57%     3.55%     3.38%     3.52%     3.75%     3.71%    3.85%   3.53%
Net Interest
Margin

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$15,899
$15,244
$15,788
$8,433
$8,734
$9,419
$10,862
$13,988
$15,939
2001 2002 2003 2004 2005 2006 4Q05 3Q06 4Q06
Average Deposits
4%
8%
15%
1 Excluding acquisitions, sale of branches, and brokered deposits
($ in millions)
13%¹
29%
3 Year CAGR = 19%
2003 - 2006
87%
13%
5%
9%¹

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Noninterest Income
4Q06 3Q06 4Q05 3Q06 4Q05
2006 v.
2005
Service charges on deposit accounts 18.9 $     16.6 $     14.5 $     14% 30% 12%
Electronic banking 4.4         4.5         4.0         -2% 10% 12%
Other retail banking fees 3.5         3.6         3.3         -3% 6% 3%
        Retail Banking Fees 26.8       24.7       21.8       9% 23% 10%
Financial planning services 3.3         3.9         2.6         -15% 27% 7%
Mortgage banking 3.7         3.2         2.8         16% 32% 11%
Mortgage warehouse fees 6.9         6.1         6.8         13% 1% 57%
Bank-owned life insurance 3.8         4.2         3.5         -10% 9% 14%
Goldleaf income -           -           2.7         nm nm nm
Net cash settlement of swap derivatives -           -           1.5         nm nm nm
Other income 4.9         3.7         1.9         32% 158% 23%
        Core Noninterest Income 49.4       45.8       43.6       8% 13% 3%
Securities and derivatives gains (losses), net 0.4         0.2         (20.0)
Change in fair value of derivatives -           -           (6.7)
Gain on sale of branches and other -           -           27.4
        Total Noninterest Income 49.8 $     46.0 $     44.3 $     8% 12% 8%
Annualized Noninterest Income to Average Assets (1) 0.86% 0.80% 0.82%
Noninterest Income to Total Revenue (1) 21.1% 19.4% 18.9%
% Change
($ in millions)
(1) Core noninterest income was used in the calculation
nm – not meaningful

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Noninterest Expense
4Q06 3Q06 4Q05 3Q06 4Q05
2006 v.
2005
Salaries and employee benefits 67.8 $   72.5 $   66.6 $   -6% 2% 7%
Occupancy expense of bank premises, net 18.2      17.2      17.4      6% 5% 7%
Furniture and equipment expense 13.0      12.3      11.8      6% 10% 11%
Professional services 5.4       4.3       6.9       26% -22% -14%
Amortization of intangibles 3.1       3.1       3.1       -     -     6%
Advertising 2.5       2.3       3.7       9% -32% -11%
Communications 2.9       2.8       2.6       4% 12% 5%
Electronic banking expense 1.7       1.6       1.4       6% 21% 3%
Merger related expenses -         -         0.4       nm nm nm
Operating supplies 1.2       1.2       1.6       -     -25% -5%
Other expense and losses on early ext. of debt      14.7      14.7      17.0 -     -14% -20%
     Total Noninterest Expense 130.5 $ 132.0 $ 132.5 $ -1% -1% 1%
Efficiency Ratio (1) 55.73% 55.77% 57.48%
Annualized Noninterest Expense to Average Assets 2.30% 2.33% 2.51%
% Change
($ in millions)
(1)  Core noninterest income was used in the calculation, see components of core noninterest income on Noninterest Income slide
nm – not meaningful

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Financial Summary
1 Excluding acquisitions, sale of branches and brokered deposits
2 Excluding Mortgage Warehouse Lending
Record Earnings Per Share of $1.72, up 13% over 2005
Strong Earnings Per Share of $0.43 for the fourth quarter, up 8% over 2005
Record Net Income of $266 million for 2006, up 16% over 2005
Excellent Credit Quality
Net Interest Income increased 6% over 2005
Strong Organic Average Deposit Growth of 13%
1
over 2005
Solid Period End Loan Growth of 5%
2
over 2005
Noninterest Income increased 8% over 2005
Excellent cost control – Noninterest Expenses up less than 1% over 2005

Credit

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Excellent Credit Quality
Nonperforming Assets Ratio continues to be low at 0.16% as of
12/31/06
• Nonperforming Assets were $25 million at 12/31/06 down $6.8 million, or 21%, from 12/31/05
Net Charge-Off Ratio was 0.12% of average loans for the year and the
4
th
quarter of 2006
Allowance for loan losses was 1.13% of total loans

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0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.85%
0.29%
0.21%
0.78%
1.17%
1.25%
0.16%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06
All FDIC Insured Commercial Banks
Colonial BancGroup
(as originally reported)
NPAs Consistently Below Industry
RECORD LOW FOR YEAR END
16 bps

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0.47%
0.49%
0.09%
0.19%
0.12%
0.14%
0.33%
0.13%
0.18%
0.23%
0.26%
0.21%
0.21%
0.28%
0.29%
0.31%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06
All FDIC Insured Commercial Banks
Southern Regionals*
Colonial BancGroup
Net Charge-Offs/Average Loans
*Source: KBW
(as originally reported)

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Why Invest in Colonial BancGroup?
In the Right Locations for Continued Success
Conservative Lending Philosophy
• Excellent net charge-off history
Opportunity to Improve
• Our goal is to have 25% of our revenue from fee based services
Experienced and Strong Management Team
• Delivered strong shareholder returns
17 Years of Increased Dividends: $0.75* for 2007, a 10% increase over
2006
*Estimated
Total Annualized
1 Year 11% 11%
2 Year 28% 13%
3 Year 62% 17%
5 Year 115% 17%

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$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
$.58
$.61
$.68
$.75*
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07
17 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
10%

Supplemental Information

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Summary Income Statement
($ in millions)
nm – not meaningful
2006 v.
4Q06 3Q06 4Q05 3Q06 4Q05 2005
Net interest income 184.5 $   190.6 $   186.6 $   -3% -1% 6%
Core noninterest income 49.4        45.8        43.6        8% 13% 3%
Total revenue 233.9      236.4      230.2      -1% 2% 6%
Provision for loan losses 3.4           1.5           5.9           127% -42% -17%
Securities and derivatives gains (losses), net 0.4           0.2           (20.0)       nm nm nm
Change in fair value of derivatives -          -          (6.7)         nm nm nm
Gain on sale of branches and other -          -          27.4        nm nm nm
Noninterest expense and loss on early ext. of debt 130.5      132.0      132.5      -1% -1% 1%
Pretax income 100.4      103.1      92.5        -3% 9% 17%
Income tax expense 34.1        35.1        31.0        -3% 10% 19%
Net income 66.3 $     68.0 $     61.5 $     -3% 8% 16%
Earnings per share - diluted 0.43 $     0.44 $     0.40 $     -2% 8% 13%
Weighted average shares outstanding - diluted 153.6      155.0      155.6      -1% -1% 3%
% Change

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2006 2005 % Change
Earning Assets 20,410 $   18,944 $   8%
Loans, excluding MWL 14,992     13,411     12%
MWL Assets (1) 2,277       2,002       14%
MWL Managed Assets (2) 3,958       2,860       38%
Securities 3,014       3,401       -11%
Total Assets 22,238     20,682     8%
Assets Under Management 23,919     21,540     11%
Total Deposits 15,788     13,988     13%
Noninterest Bearing Deposits 2,969       2,961       -
Interest Bearing Transaction Accounts 6,111       5,583       9%
Time Deposits 6,708       5,444       23%
Shareholders' Equity 1,993       1,779       12%
Average Balance Sheet
($ in millions)
(1) Includes loans, loans held for sale and securities purchased under agreements to resell
(2) Includes MWL assets and assets securitized

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33 Loan Portfolio Distribution CRE 28% RE Construction 41% Residential RE 19% MWL 2% Commercial 7% Consumer and Other 3% (as of Dec. 31, 2006)

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Office
22%
Multi-Family
8%
Other
7%
Warehouse
14%
Retail
25%
Healthcare
7%
Farm
2%
Industrial
2%
Church/School
5%
Lodging
7%
Recreation
1%
CRE Loan Portfolio Distribution
28% Owner Occupied
Average loan size = $646 thousand
Characteristics of 75 largest loans:
• Total $737 million and represent
17.2% of CRE portfolio
• Average loan to value ratio is 67.4%
• Average debt coverage ratio = 1.41x
(as of Dec. 31, 2006)

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Construction Loan Portfolio Distribution
(as of Dec. 31, 2006)
Average loan size = $829 thousand
Characteristics of 75 largest loans:
• Total $1.3 billion and represent
20.8% of construction portfolio
• Average loan to value ratio is 62.9%
Land Only
24%
Residential Home
Construction
16%
Condominium
7%
Commercial
Development
6%
Residential
Development and
Lots
28%
Multi-Family
3%
Warehouse
2%
Retail
6%
Office
4%
Other
4%